                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO.1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 16, 2005
                                                         -----------------

                           RENAISSANCERE HOLDINGS LTD.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             BERMUDA                    34-0-26512            98-014-1974
  ----------------------------   ---------------------   ---------------------
  (State or other jurisdiction       (Commission File        (IRS Employer
         of incorporation)                Number)         Identification No.)

                  Renaissance House
              8-20 East Broadway, Pembroke
                         Bermuda                               HM 19
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       (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (441) 295-4513
                                                           --------------

                                 NOT APPLICABLE
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]    Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

     [ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

     [ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

     [ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

RenaissanceRe Holdings Ltd. (the "Company") filed a Current Report on Form 8-K with the Securities and Exchange Commission on February 24, 2005 (the "Original
Filing") under Items 2.02, 4.02(a) and 9.01(c). The Company is filing this
Amendment No. 1 on Form 8-K/A to the Original Filing to provide additional information under Item 4.02(a). Items 2.02 and 9.01(c) in the Original Filing
are not being amended.

ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
AUDIT REPORT OR COMPLETED INTERIM REVIEW.

(a) On February 16, 2005, management of the Company determined, with consultation of the Board of Directors, that it was appropriate for the Company to restate its financial statements for the years ended December 31, 2001, 2002 and 2003 to correct accounting errors associated with reinsurance ceded by the
Company, which determination was previously announced in a press release dated
February 22, 2005. Accordingly, the financial statements referred to in the preceding sentence should not be relied upon. This press release was filed with the Securities and Exchange Commission. Authorized officers of the Company, as well as its Audit Committee, discussed with Ernst & Young, the Company's independent accountant, the matters disclosed pursuant to Item 4.02(a).

                                      -2-

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RENAISSANCERE HOLDINGS LTD.

Date: March 14, 2005                     By: /s/ John M. Lummis
      --------------                         -----------------------------------
                                             Name:  John M. Lummis
                                             Title: Executive Vice President,
                                             Chief Operating Officer and Chief
                                             Financial Officer